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                            PARTICIPATION AGREEMENT

                                     Among

                       FIDELITY DISTRIBUTORS CORPORATION,

                        HARTFORD LIFE INSURANCE COMPANY

                                      and

                         HARTFORD EQUITY SALES COMPANY

THIS AGREEMENT, made and entered into as of the 7th day of January, 1994 by and among HARTFORD LIFE INSURANCE COMPANY, (hereinafter the "Company"), a corporation organized under the laws of the State of Connecticut, on its own behalf and on behalf of each separate account of the Company set forth on Schedule A hereto, as such schedule may be amended from time to time by mutual consent, (each such separate account hereinafter referred to as an "Account" and collectively as the "Accounts"), HARTFORD EQUITY SALES COMPANY, a Connecticut corporation ("Distributor"), and FIDELITY DISTRIBUTORS CORPORATION (hereinafter the "Underwriter"), a Massachusetts corporation.

WHEREAS, each Fund set forth on Schedule A hereto engages in business as an open-end management investment company; and

WHEREAS, any Fund may be divided into several series of shares; if a Fund has more than one series of shares, each is listed on Schedule A as a "Portfolio" of its respective Fund; any reference to "Fund" in this Agreement shall also refer to and include any Portfolio if the context so requires; and Schedule A may be amended from time to lime by mutual consent of the parties; and

WHEREAS, the Company has established the Accounts, to serve as investment vehicles for the group variable annuity contracts offered by the Company set forth on Schedule B ("Contracts"), and Schedule B may be amended from time to time by mutual consent of the parties; and

WHEREAS, sponsors of or participants in certain qualified retirement plans ("Plans") funded by the Contracts have discretion to select the Fund or Funds in which assets corresponding to their interests in the Plans will be invested; and

WHEREAS, the Underwriter is registered as a broker/dealer with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended, (hereinafter the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter "NASD"); and

WHEREAS, the Distributor is registered as a broker/dealer with the Securities and Exchange Commission (the "SEC") under the 1934 Act, and is a member in good standing of the NASD, and is engaged in the distribution and servicing of Fund shares; and

WHEREAS, to the extent permitted by applicable securities and insurance laws and regulations, the Company intends to purchase Fund shares on behalf of each Account to fund in whole or in part the aforesaid Contracts.

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NOW, THEREFORE, in consideration of their mutual promises, the Company, the
Distributor and the Underwriter agree as follows:

                         ARTICLE I. Sale of Fund Shares

1.1. Provided that the Company qualifies for any sales load waiver described in any then current Fund prospectus, the Underwriter agrees to make available Fund shares indefinitely for purchase at the applicable net asset value per share next computed in accordance with the then current prospectus for the applicable Fund(s) after receipt by the applicable Fund(s) of the order for purchase by the Company on behalf of the Accounts on those days on which the applicable Fund(s) calculate(s) net asset value pursuant to rules of the SEC. The Funds shall use reasonable efforts to calculate such closing net asset value on each day that the New York Stock Exchange is open for trading. The Funds shall use their best efforts to provide the closing net asset value to the Company by 7:00 p.m. Boston time or as soon thereafter as is practicable on each Business Day. Notwithstanding the foregoing, the Board of Trustees of any Funds (hereinafter the "Board") may refuse to sell shares of any Fund to any person, or suspend or terminate the offering of shares of any Fund if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Fund.

1.2. Each Fund will redeem for cash, on the Company's request, any full or fractional Fund shares held by the Company, executing such requests on a daily basis at the net asset value next computed in accordance with the then current prospectus for the applicable Fund after receipt by the applicable Fund of the request for redemption.

1.3. The Company agrees that all net Contract values held in the Accounts will be invested in the Funds specified in Schedule A. Schedule A may be amended from time to time. The Company will use its best efforts to give equal emphasis and promotion of the Funds as is given to other underlying investment options of the Contracts. The Company reserves the right to prescribe conditions and regulations for the offer and acceptance of its Contracts, which may be changed from time to time; provided, however, that the Company shall not make changes to such conditions, rules and regulations, that operate to the specific prejudice of any one or more of the Funds vis-a-vis other investment options offered by the Company. The Company retains the exclusive right to add or modify other investment options and to establish new investment options, fees and charges under the Contracts. The Company reserves the right to modify, change or discontinue the offering of any form of Contracts at any time.

The Company shall notify the Underwriter at the time of execution of this Agreement of any other investment options available under the Contracts, and shall notify the Underwriter of the identity of any additional investment options at the time such options are made available under the Contracts.

1.4. Issuance and transfer of Fund shares will be by book entry only. Stock certificates will not be issued to the Company or any Account. Shares will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

1.5. The Funds shall furnish same day notice (by wire or telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on the Fund's shares. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on Fund shares in additional shares of the same Fund. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Funds shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

1.6 For purposes of Sections 1.1 and 1.2, the Company shall be the agent of the Funds for the limited purpose of accepting orders of purchase and redemption for shares of the Funds by the Accounts. Orders by the Company for the Accounts will be sent the morning of the following Business Day after receipt by the Company (provided that the Company receives such order prior to 4:00 p.m. Eastern Time the day before the order is placed with the Funds) directly to the Funds, or the specified agent of the Funds, and payment for net purchases will be wired to a custodial account designated by the Funds, so as to coincide with the order for shares of the Funds.

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Likewise, orders for net redemptions of shares of the Funds will be wired from the Funds' custodial account to an account designated by the Company. Any wire redemption charges by the Funds, or their agents, will be waived. The Funds will execute purchase and redemption orders at the net asset value as determined as of the close of trading on the day of receipt of such orders by the Company, provided that such orders are received by the Funds by 10:00 a.m. Eastern Time the following Business Day and payment for such orders is received by the Funds no later than 4:00 p.m. Eastern Time the following Business Day. "Business Day" shall mean any day the New York Stock Exchange is open for trading.

1.7 Except as provided in paragraph 1.6 above, the Underwriter, Company and Distributor will act independently under the terms of this Agreement and not as an agent or a legal representative of any other party for any purpose. No party has any right or authority, express or implied, to supervise or control the activities of any other's employees in connection with the performance of this Agreement, or to bind it in any way, other than as provided in paragraph 1.6 above, or to accept any service of process upon it or to receive any notice of any nature whatsoever on its behalf.

                   ARTICLE II. Representations and Warranties

2.1. The Company represents and warrants that the Contracts are or will be registered under the Securities Act of 1933 ("1933 Act") or are exempt from registration thereof; that the Contracts will be issued and sold in compliance in all material respects with all applicable Federal and State laws and that the sale of the Contracts shall comply in all material respects with applicable state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a separate account under the Insurance Code of 32a-433 and that each Account is or will be registered as a unit investment trust in accordance with the provisions of the Investment Company Act of 1940 ("1940 Act") to serve as a segregated investment account for the Contracts or is exempt from registration thereunder.

2.2. The Underwriter represents that each Fund is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that any Fund ceased to so qualify or might not so qualify in the future.

2.3. The Company represents that the Contracts are currently treated as annuity contracts under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Underwriter immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

2.4. The Underwriter makes no representation as to whether any aspect of any Fund's operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states.

2.5. The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Fund shares in accordance with all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

2.6. The Distributor represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC.

2.7. The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other entities dealing with the money or securities of the Funds are and shall continue to be at all

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times covered by a blanket fidelity bond or similar coverage for the benefit of the Funds, in an amount not less than five million dollars ($5,000,000).

                     ARTICLE III. Proxy Statements; Voting

3.1. Unless otherwise required by law or regulation, the Company may exercise its own discretion in voting proxies relating to Fund shares.

                   ARTICLE IV. Sales Material and Information

4.1. The Company shall furnish, or shall cause to be furnished, to the Underwriter or its designee, each piece of sales literature or other promotional material in which any Fund or its investment adviser or the Underwriter is named, at least ten Business Days prior to its use. No such material shall be used if the Underwriter or its designee objects to such use within ten Business Days after receipt of such material, which objection may not be unreasonable.

4.2. The Company shall not give any information or make any representations or statements on behalf of any Fund or concerning any Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for such Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for such Fund, or in sales literature or other promotional material approved by the Underwriter or its designee, except with the permission of the Underwriter or its designee, which permission may not be unreasonably withheld.

4.3. Sales literature in which any Fund or its investment advisor is named shall be submitted to the SEC or NASD for review if required by applicable law. Copies of any comments received shall be sent to the Underwriter or its designee.

4.4. The Underwriter or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sides literature or other promotional material in which the Company or any Account is named, at least ten Business Days prior to its use. No such material shall be used if the Company or its designee objects to such use within ten Business Days after receipt of such material, which objection may not be unreasonable.

4.5. The Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company, any Account or the Contracts other than the information or representations in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company, which permission may not be unreasonably withheld.

4.6. The Company will provide to the Underwriter at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, solicitations for voting instructions, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the Contracts or any Account, contemporaneously with the filing of such document with the SEC or other regulatory authorities. In order to provide the Company with lead time for the revision of its sales and marketing material, the Underwriter will make reasonable efforts to notify the Company of impending material changes to the prospectuses for the funds listed in Schedule A. If a proxy statement is used in connection with the adoption of such changes, the sending of a copy to the Company of the fund's proxy statement describing such material changes shall be sufficient for this purpose.

4.7. For purposes of this Article IV, the phrase "sides literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or

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training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, Statements of Additional Information, shareholder reports, and proxy materials.

                          ARTICLE V. Fees and Expenses

5.1. The Underwriter shall pay no fee or other compensation under this agreement, except that if a Fund adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Underwriter may make payments to the Distributor if and in amounts set forth in the applicable schedule of distribution and service payments issued by Underwriter with respect to the Fund or as set forth in the then current prospectus for the Fund. Such schedule of distribution and service payments may be changed or discontinued by the Underwriter from time to time and shall be in effect with respect to a Fund which has a Rule 12b-1 plan only for so long as the Rule 12b-l plan for the Fund remains in effect. Such payments will be made out of existing fees otherwise payable to the Underwriter, past profits of the Underwriter or other resources available to the Underwriter.

5.2. Each Fund shall bear the expenses for the cost of registration and qualification of its shares, preparation and filing of its prospectus and registration statement, proxy materials and reports. The Underwriter shall provide to the Company one copy for each Account of each Fund's prospectus, proxy materials and reports. The Company shall provide, at its own expense unless otherwise agreed to in writing by the Company and any affiliate of the Underwriter, a copy of such prospectuses, proxy materials and reports to Contract owners who have funds invested in the applicable Fund(s) if required by law. The Company shall notify Contract owners to distribute Fund prospectuses to participants in the Plans if required by law.

                          ARTICLE VI. Indemnification

6.1.  Indemnification By the Company

6.1(a). The Company agrees to indemnify and hold harmless each Fund and each trustee of the Board and officers and each person, if any, who controls any Fund within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 6.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the side or acquisition of any Fund's shares or the Contracts and arise out of or result from or are based upon any:

       (i) any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement or prospectus for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of any Fund for use in the Registration Statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or any Fund shares; or

       (ii) statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature of any Fund not supplied by the Company, or persons under its control) or wrongful conduct of the Company or persons under its control, with respect to the side or distribution of the Contracts or any Fund Slimes; or

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       (iii) untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature of any Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Underwriter by or on behalf of the Company; or

       (iv) failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

       (v) breach of any representation or warranty made by the Company in this Agreement or any other breach of this Agreement by the Company.

6.1(b). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume die defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

6.1(c). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of any Fund's Shares or the Contracts or the operation of any Fund.

6.2.  Indemnification by the Underwriter

6.2(a). The Underwriter agrees to indemnify and hold harmless the Company and Distributor and each of their directors and officers and each person, if any, who controls the Company or Distributor within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 6.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of any Fund's shares or the Contracts and arise out of or result from or are based upon any:

       (i) untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or prospectus or sales literature of any Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter by or on behalf of the Company for use in the Registration Statement or prospectus for any Fund or in sales literature (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or any Fund shares; or

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       (ii) statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of any Fund, or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or any Fund shares; or

       (iii) untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature covering the Contracts , or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of any Fund; or

       (iv) failure by any Fund to register its shares as required by law, or failure by any Fund or the Underwriter to provide the services and furnish the materials under the terms of this Agreement; or

       (v) breach of any representation or warranty made by the Underwriter in this Agreement or any other breach of this Agreement by the Underwriter.

6.2(b). The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

6.2(c). The Company and the Distributor agree promptly to notify the Underwriter of the commencement of any litigation or proceedings against them or any of their officers or directors in connection with the issuance or sale of the Contracts or the operation of any Account.

                          ARTICLE VII. Applicable Law

7.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts.

7.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

                           ARTICLE VIII. Termination

8.1. This Agreement shall continue in full force and effect until the first to occur of:

       (a) termination by any party for any reason on one hundred eighty (180) days' advance written notice delivered to the other parties; or

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       (b) termination by the Company by written notice to the Underwriter with respect to any Fund based upon the Company's determination that shares of such Fund are not reasonably available to meet the requirements of the Contracts; or

       (c) termination by the Company by written notice to the Underwriter with respect to any Fund in the event any of the Fund's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the purchase of Fund shares by the Company to fund the Contracts; or

       (d) termination by the Company by written notice to the Underwriter with respect to any Fund in the event that such Fund ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that such Fund may fail to so qualify; or

       (e) termination by the Underwriter by written notice to the Company, in its sole judgment exercised in good faith, that the Company or one of its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

       (f) termination by the Company by written notice to the Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that the Underwriter or one of its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity.

8.2 Notwithstanding any termination of this Agreement, the Underwriter shall, at the option of the Company, continue to make available additional shares of the Funds pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement.

                              ARTICLE IX. Notices

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

     If to the Underwriter:

          82 Devonshire Street
          Boston, Massachusetts 02109
          Attention: Treasurer

     If to the Company or Distributor:

          Harford Life Insurance Company
          Asset Management Services
          200 Hopmeadow Street
          Simsbury, CT 06089
          Attn: Director, Sales and Marketing,
          Administration and Support

                            ARTICLE X. Miscellaneous

10.1. Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and Plan participants and all information reasonably identified as confidential in writing by any other party hereto and, except its permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information

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without the express written consent of the affected party until after such time, if any, as it has come into the public domain.

10.2. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

10.3. This Agreement may the executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

10.4. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

10.5. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

10.6. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

10.7. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that the Underwriter may assign this Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Underwriter, if such assignee is duly licensed and registered to perform the obligations of the Underwriter under this Agreement.

10.8. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee copies of any of the following reports, but no such report need be created solely to fulfill the terms of this Agreement;

       (a) the Company's annual statement (prepared under statutory accounting principles) and annual report (prepared under generally accepted accounting principles ("GAAP")) as soon as practical and in any event within 90 days after the end of each fiscal year;

       (b) the Company's quarterly statements (statutory and GAAP), as soon as practiced and in any event within 45 days after the end of each quarterly period;

       (c) any financial statement, proxy statement, notice or report of the Company sent to policyowners or stockholders, as soon as practical after the delivery thereof to policyowners or stockholders;

       (d) any registration statement (without exhibits) filed by the Group Pension Division and financial reports of the Company filed with the Securities and Exchange Commission or any state insurance regulator, as soon as practical after the filing thereof.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

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HARTFORD LIFE INSURANCE COMPANY

By:       /s/ [ILLEGIBLE]
          ---------------------------------------------
Title:    Vice President
Date:     1/17/94

HARTFORD EQUITY SALES COMPANY

By:       /s/ [ILLEGIBLE]
          ---------------------------------------------
Title:    Vice President
Date:     1/17/94

FIDELITY DISTRIBUTORS CORPORATION

By:       /s/ [ILLEGIBLE]
          ---------------------------------------------
Tille:    President
Date:     2/2/94

                                   SCHEDULE A
                                       TO
                         PARTICIPATION AGREEMENT AMONG
                       FIDELITY DISTRIBUTORS CORPORATION,
                        HARTFORD LIFE INSURANCE COMPANY
                                      AND
                         HARTFORD EQUITY SALES COMPANY

SEPARATE ACCOUNT      ASSOCIATED FIDELITY FUND
-----------------------------------------------------------------------------
DC-VI                 Fidelity Advisor Overseas Fund
                      Fidelity Advisor Strategic Opportunities Fund
                      Fidelity Advisor Growth Opportunities Fund
                      Fidelity Advisor Income & Growth Fund
QM-I                  Fidelity Advisor Overseas Fund
                      Fidelity Advisor Strategic Opportunities Fund
                      Fidelity Advisor Growth Opportunities Fund
                      Fidelity Advisor Income & Growth Fund
QM-2                  Fidelity Advisor Overseas Fund
                      Fidelity Advisor Strategic Opportunities Fund
                      Fidelity Advisor Growth Opportunities Fund
                      Fidelity Advisor Income & Growth Fund

                                   SCHEDULE B
                                       TO
                         PARTICIPATION AGREEMENT AMONG
                       FIDELITY DISTRIBUTORS CORPORATION,
                        HARTFORD LIFE INSURANCE COMPANY
                                      AND
                         HARTFORD EQUITY SALES COMPANY

HARTFORD Life Insurance Company contract forms to which Riders are attached providing for the investment of funds in separate accounts which in turn invest in Fidelity Funds as specified in Schedule A.

                                     14000
                                     20000
                                     21002
                                    HL-6200
                                HL-6200GA ALL-1

                                AMENDMENT NO. 1
                                     TO THE
                            PARTICIPATION AGREEMENT
                                     AMONG
                       FIDELITY DISTRIBUTORS CORPORATION,
                        HARTFORD LIFE INSURANCE COMPANY
                                      AND
                         (HARTFORD EQUITY SALES COMPANY
          replaced by HARTFORD SECURITIES DISTRIBUTION COMPANY, INC.)

WHEREAS, HARTFORD LIFE INSURANCE COMPANY (the "Company"), HARTFORD EQUITY SALES COMPANY and FIDELITY DISTRIBUTORS CORPORATION (the "Underwriter") have previously entered into a Participation Agreement dated January 7, 1994 (the "Agreement"); and

WHEREAS, HARTFORD SECURITIES DISTRIBUTION COMPANY, INC. has replaced HARTFORD EQUITY SALES COMPANY as the principal underwriter for the securities issued with respect to the Accounts and as "Distributor" under this Agreement; and

WHEREAS, each of the parties hereto desire to amend the Agreement to recognize HARTFORD SECURITIES DISTRIBUTION COMPANY, INC. as the Distributor for purposes of this Agreement; and

WHEREAS, each of the parties hereto desire to expand the number of Funds set forth on Schedule A to the Agreement and the number of Contracts reflected of Schedule B to the Agreement.

NOW, THEREFORE, the Company, the Distributor and the Underwriter hereby agree to amend the Agreement as follows:

1. The term "Distributor" as used herein shall mean HARTFORD SECURITIES DISTRIBUTION COMPANY, INC.

2. Schedule A to the Agreement is hereby amended and replaced in its entirety with Schedule A attached hereto.

3. Schedule B to the Agreement is hereby amended and replaced in its entirety with Schedule B attached hereto.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of this 26th day of June, 1997.

HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Donald Salama
       ------------------------------
Name:  Donald Salama
Title: Vice President & Director
       Allocated LOB

HARTFORD SECURITIES DISTRIBUTION COMPANY, INC.

By:    /s/ George R. Jay
       ------------------------------
Name:  George R. Jay
Title: Controller

FIDELITY DISTRIBUTORS CORPORATION

By:    /s/ Paul J. Hondros
       ------------------------------
Name:  Paul J. Hondros
Title: President

                                   SCHEDULE A
                                     TO THE
                            PARTICIPATION AGREEMENT
                                     AMONG
                       FIDELITY DISTRIBUTORS CORPORATION,
                        HARTFORD LIFE INSURANCE COMPANY
                                      AND
                         (HARTFORD EQUITY SALES COMPANY
          replaced by HARTFORD SECURITIES DISTRIBUTION COMPANY, INC.)

SEPARATE ACCOUNT                             ASSOCIATED FIDELITY FUND
----------------------------------------------------------------------------------
DC-VI                           Fidelity Advisor Overseas Fund
                                Fidelity Advisor Strategic Opportunities Fund
                                Fidelity Advisor Growth Opportunities Fund
                                Fidelity Advisor Income & Growth Fund
                                Fidelity Advisor Balanced Fund
QM-1                            Fidelity Advisor Overseas Fund
                                Fidelity Advisor Strategic Opportunities Fund
                                Fidelity Advisor Growth Opportunities Fund
                                Fidelity Advisor Income & Growth Fund
QM-2                            Fidelity Advisor Overseas Fund
                                Fidelity Advisor Strategic Opportunities Fund
                                Fidelity Advisor Growth Opportunities Fund
                                Fidelity Advisor Income & Growth Fund

                                   SCHEDULE B
                                     TO THE
                            PARTICIPATION AGREEMENT
                                     AMONG
                       FIDELITY DISTRIBUTORS CORPORATION,
                        HARTFORD LIFE INSURANCE COMPANY
                                      AND
                         (HARTFORD EQUITY SALES COMPANY
          replaced by HARTFORD SECURITIES DISTRIBUTION COMPANY, INC.)

HARTFORD LIFE INSURANCE COMPANY contract forms to which Riders may be attached providing for the investment of funds in separate accounts which in turn invest in Fidelity Funds as specified in Schedule A.

                                     14000
                                     14001
                                     20000
                                     21002
                                    HL-6200
                                HL-6200GA ALL-1

                                AMENDMENT NO. 2
                                     TO THE
                            PARTICIPATION AGREEMENT
                                     AMONG
                       FIDELITY DISTRIBUTORS CORPORATION,
                        HARTFORD LIFE INSURANCE COMPANY
                                      AND
                 HARTFORD SECURITIES DISTRIBUTION COMPANY, INC.

WHEREAS, HARTFORD LIFE INSURANCE COMPANY (the "Company"), HARTFORD SECURITIES DISTRIBUTION COMPANY, INC. (the "Distributor") and FIDELITY DISTRIBUTORS CORPORATION (the "Underwriter") are parties to that certain Participation Agreement dated January 7, 1994, as amended June 26, 1997 (the "Agreement"); and

WHEREAS, each of the parties hereto desires to amend the Agreement to expand the number of Accounts set forth on Schedule A to the Agreement and the number of Contracts reflected on Schedule B to the Agreement; and

WHEREAS, each of the parties hereto desires to further amend the Agreement to permit the Company to establish subaccounts of any Account for investment by such Account in registered investment companies other than the Funds.

NOW, THEREFORE, the Company, the Distributor and the Underwriter hereby agree to amend the Agreement as follows:

       1. Schedule A to the Agreement is hereby amended and replaced in its entirety with Schedule A attached hereto.

       2. Schedule B to the Agreement is hereby amended and replaced in its entirety with Schedule B attached hereto.

       3. The first two sentences of Section 1.3 to the Agreement are hereby deleted in their entirety and replaced with the following:

            "The Company, Distributor and Underwriter each agree that, with respect to the Accounts specified in Schedule A, as such Schedule may be amended from time to time, the Company may, in its sole discretion and at any time without modification to this Agreement, establish subaccounts of the Accounts to transact in shares of any other registered investment company without limitation by this Agreement."

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of this 21st day of December, 1998.

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Janet W. Gorski
         -----------------------------------
Name:    Janet W. Gorski
Title:   Assistant Vice President

HARTFORD SECURITIES DISTRIBUTION COMPANY, INC.

By:      /s/ George R. Jay
         -----------------------------------
Name:    George R. Jay
Title:   Assistant Vice President

FIDELITY DISTRIBUTORS CORPORATION

By:      /s/ Kevin J. Kelly
         -----------------------------------
Name:    Kevin J. Kelly
Title:   Vice President

                                   SCHEDULE A
                                     TO THE
                            PARTICIPATION AGREEMENT
                                     AMONG
                       FIDELITY DISTRIBUTORS CORPORATION,
                        HARTFORD LIFE INSURANCE COMPANY
                                      AND
                 HARTFORD SECURITIES DISTRIBUTION COMPANY, INC.

SEPARATE ACCOUNT     ASSOCIATED FIDELITY FUND                                            CLASS OF FUND SHARES
--------------------------------------------------------------------------------------------------------------
DC-VI                Fidelity Advisor Overseas Fund                                            Class T
                     Fidelity Advisor Strategic Opportunities Fund                                "
                     Fidelity Advisor Growth Opportunities Fund                                   "
                     Fidelity Advisor Income & Growth Fund                                        "
                     Fidelity Advisor Balanced Fund                                               "
QM-I                 Fidelity Advisor Overseas Fund                                            Class T
                     Fidelity Advisor Strategic Opportunities Fund                                "
                     Fidelity Advisor Growth Opportunities Fund                                   "
                     Fidelity Advisor Income & Growth Fund                                        "
QM-2                 Fidelity Advisor Overseas Fund                                            Class T
                     Fidelity Advisor Strategic Opportunities Fund                                "
                     Fidelity Advisor Growth Opportunities Fund                                   "
                     Fidelity Advisor Income & Growth Fund                                        "
457                  Fidelity Advisor Growth Opportunities Fund                                Class T
                     Fidelity Advisor Income & Growth Fund                                        "
                     Fidelity Advisor Balanced Fund                                               "

                                   SCHEDULE B
                                     TO THE
                            PARTICIPATION AGREEMENT
                                     AMONG
                       FIDELITY DISTRIBUTORS CORPORATION,
                        HARTFORD LIFE INSURANCE COMPANY
                                      AND
                 HARTFORD SECURITIES DISTRIBUTION COMPANY, INC.

HARTFORD LIFE INSURANCE COMPANY contract forms to which Riders may be attached providing for the investment of funds in separate accounts which in turn invest in Fidelity Funds as specified in Schedule A.

                                     15811
                                     14000
                                     14001
                                     20000
                                     21002
                                    HL-6200
                                HL-6200GA ALL-1

              Amendment No. 3 to the Participation Agreement among
                       Fidelity Distributors Corporation,
                      Hartford Life Insurance Company and
                 Hartford Securities Distribution Company, Inc.

Hartford Life Insurance Company, ("Company"), Hartford Securities Distribution Company, Inc. ("Distributor"), and Fidelity Distributors Corporation ("Underwriter), hereby amend the Participation Agreement ("Agreement"), dated as of January 7, 1994, as amended, by deleting Schedule A thereof and replacing it with the following:

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

401 MARKET

K, Kl, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VKl, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4

403 AND 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, UFC

FUNDS

Fidelity Advisor Funds, as selected by Company, plus additional funds, if any, listed below.

In addition, based on the Company's representation and warranty that the qualified retirement plan(s) named below ("Plan(s)") has(have) previously made the following Fidelity retail funds available as investment options through group variable annuity contract(s), shares of these Fidelity retail funds may be purchased only by the Company's Separate Account(s) named below, and only in a group variable annuity contract for the benefit of the Plan(s): Contrafund, Equity-Income, Magellan, OTC Portfolio, and Puritan. No other investment in Fidelity retail funds by the Company is permitted hereunder.

      Hartford Separate Accounts: DCIII, UFC and 457.
      Plan(s): San Joaquin Deferred Compensation Plan, Monroe County Deferred Compensation Plan

IN WITNESS WHEREOF, each party has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of September 1, 2000.

HARTFORD LIFE INSURANCE COMPANY         HARTFORD SECURITIES DISTRIBUTION
                                        COMPANY, INC.

By:      /s/ Olga Zalevsky              By:      /s/ Steve Joyce
         -----------------------------           -----------------------------
Name:    Olga Zalevsky                  Name:    Steve Joyce
Title:   Assistant Actuary              Title:   Vice President and Director

                                        FIDELITY DISTRIBUTORS CORPORATION

                                        By:      /s/ Kevin J. Kelly
                                                 -----------------------------
                                        Name:    Kevin J. Kelly
                                        Title:   Vice President

                 Amendment No. 4 to the Participation Agreement
                                     Among
                       Fidelity Distributors Corporation,
                        Hartford Life Insurance Company
                                      And
                 Hartford Securities Distribution Company, Inc.

Hartford Life Insurance Company ("Company"), Hartford Securities Distribution Company, Inc. ("Distributor"), and Fidelity Distributors Corporation ("Underwriter"), entered into a Participation Agreement ("Agreement") dated as of January 7, 1994, and amended on June 26, 1997, December 21, 1998 and September 1, 2000.

The parties hereby agree to further amend the Agreement as follows:

1. The third "Whereas" clause in the Participation Agreement dated January 7, 1994 shall be amended to read:

"WHEREAS, the Company has established the Accounts to serve as investment vehicles for certain group funding agreements and group variable annuity contracts ("Contracts") in connection with retirement plans intended to meet the qualification requirements of Sections 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code").

2.  Schedule A shall be deleted and replaced with the attached Schedule A.

IN WITNESS WHEREOF, each party has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of June 11, 2001.

HARTFORD LIFE INSURANCE COMPANY        HARTFORD SECURITIES DISTRIBUTION
                                       COMPANY, INC.

By:    /s/ Olga Zalevsky               By:    /s/ Stephen T. Joyce
       ------------------------------         ------------------------------
Name:  Olga Zalevsky                   Name:  Stephen T. Joyce
Title: Assistant Actuary               Title: Senior Vice President

                                       FIDELITY DISTRIBUTORS CORPORATION

                                       By:    /s/ Mike Kellogg
                                              ------------------------------
                                       Name:  Mike Kellogg
                                       Title: Executive Vice President

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

401 MARKET

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4

403 AND 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, UFC

FUNDS

Fidelity Advisor Funds, as selected by Company, plus additional funds, if any, listed below.

In addition, based on the Company's representation and warranty that the qualified retirement plan(s) named below ("Plan(s)") has (have) previously made the following Fidelity retail funds available as investment options through group variable annuity contract(s), shares of these Fidelity retail funds may be purchased only by the Company's Separate Account(s) named below, and only in a group variable annuity contract for the benefit of the Plan(s).. No other investment in Fidelity retail funds by the Company is permitted hereunder.

 HARTFORD SEPARATE ACCOUNTS                     PLANS                                     FUNDS
----------------------------------------------------------------------------------------------------------------
DCIII, UFC and 457            San Joaquin Deferred Compensation Plan      Contrafund, Equity-Income, Magellan,
                                                                          OTC Portfolio, and Puritan
DCIII, UFC and 457            Monroe County Deferred Compensation Plan    Contrafund, Equity-Income, Magellan,
                                                                          OTC Portfolio, and Puritan
457                           County of Rockland Deferred Compansation    Blue Chip Growth; Growth & Income
                              Plan                                        Contrafund, Magellan, and Puritan

                 Amendment No. 5 to the Participation Agreement
                                     Among
                       Fidelity Distributors Corporation,
                        Hartford Life Insurance Company
                                      And
                 Hartford Securities Distribution Company, Inc.

Hartford Life Insurance Company ("Company"), Hartford Securities Distribution Company, Inc. ("Distributor"), and Fidelity Distributors Corporation ("Underwriter"), entered into a Participation Agreement ("Agreement") dated as of January 7, 1994, and amended on June 26, 1997, December 21, 1998, September 1, 2000 and June 11, 2001.

The parties hereby agree to further amend the Agreement as follows:

1.  Schedule A shall be deleted and replaced with the attached Schedule A.

IN WITNESS WHEREOF, each party has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of August 27, 2001.

HARTFORD LIFE INSURANCE COMPANY        HARTFORD SECURITIES DISTRIBUTION
                                       COMPANY, INC.

By:    /s/ Olga Zalevsky               By:    /s/ Stephen T. Joyce
       ------------------------------         ------------------------------
Name:  Olga Zalevsky                   Name:  Stephen T. Joyce
Title: Assistant Actuary               Title: Senior Vice President

                                       FIDELITY DISTRIBUTORS CORPORATION

                                       By:    /s/ Mike Kellogg
                                              ------------------------------
                                       Name:  Mike Kellogg
                                       Title: Executive Vice President

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

401 MARKET

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4

403 AND 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, UFC

FUNDS

Fidelity Advisor Funds, as selected by Company, plus additional funds, if any, listed below.

In addition, based on the Company's representation and warranty that the deferred compensation retirement plan(s) named below ("Plan(s)") has (have) previously made the following Fidelity retail funds available as investment options through group variable annuity contract(s), shares of these Fidelity retail funds may be purchased only by the Company's Separate Account(s) named below, and only in a group variable annuity contract for the benefit of the Plan(s). No other investment in Fidelity retail funds by the Company is permitted hereunder.

HARTFORD SEPARATE ACCOUNTS                 PLANS                                FUNDS
----------------------------------------------------------------------------------------------------
DCIII, UFC and 457          San Joaquin Deferred Compensation    Contrafund, Equity-Income,
                            Plan                                 Magellan, OTC Portfolio, and
                                                                 Puritan
DCIII, UFC and 457          Monroe County Deferred Compensation  Contrafund, Equity-Income,
                            Plan;                                Magellan, OTC Portfolio, and
                                                                 Puritan
DCIII, UFC and 457          County of Union Deferred             Contrafund, Equity-Income, Magellan
                            Compensation Plan                    and OTC Portfolio
457                         Placer County Deferred Compensation  Magellan
                            Plan
457                         County of Rockland Deferred          Blue Chip Growth. Growth & Income,
                            Compansation Plan                    Contrafund, Magellan, and Puritan

                 Amendment No. 6 to the Participation Agreement
                                     Among
                       Fidelity Distributors Corporation,
                        Hartford Life Insurance Company
                                      And
                 Hartford Securities Distribution Company, Inc.

Hartford Life Insurance Company ("Company"), Hartford Securities Distribution Company, Inc. ("Distributor"), and Fidelity Distributors Corporation ("Underwriter"), entered into a Participation Agreement ("Agreement") dated as of January 7, 1994, and amended on June 26, 1997, December 21, 1998, September 1, 2000, June 11, 2001 and August 27, 2001.

The parties hereby agree to further amend the Agreement as follows:

1.  Schedule A shall be deleted and replaced with the attached Schedule A.

IN WITNESS WHEREOF, each party has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of April 22, 2003.

HARTFORD LIFE INSURANCE COMPANY           HARTFORD SECURITIES DISTRIBUTION
                                          COMPANY, INC.

By:     /s/ Eric Wietsma                  By:     /s/ Stephen T. Joyce
        --------------------------------          ------------------------------
Name:   Eric Wietsma                      Name:   Stephen T. Joyce
Title:  Vice President, Director          Title:  Senior Vice President

                                          FIDELITY DISTRIBUTORS CORPORATION

                                          By:     /s/ Don Holborn
                                                  ------------------------------
                                          Name:   Don Holborn
                                          Title:  Executive Vice President

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

401 MARKET

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4

403 AND 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, UFC

FUNDS

Fidelity Advisor Funds, as selected by Company, plus additional funds, if any, listed below.

In addition, based on the Company's representation and warranty that the deferred compensation retirement plan(s) named below ("Plan(s)") has (have) previously made the following Fidelity retail funds available as investment options through group variable annuity contract(s), shares of these Fidelity retail funds may be purchased only by the Company's Separate Account(s) named below, and only in a group variable annuity contract for the benefit of the Plan(s). No other investment in Fidelity retail funds by the Company is permitted hereunder.

HARTFORD SEPARATE ACCOUNTS                    PLANS                                    FUNDS
----------------------------------------------------------------------------------------------------------------
DCIII, UFC and 457             San Joaquin Deferred Compensation    Contrafund, Equity-Income, Magellan, OTC
                               Plan                                 Portfolio, and Puritan
DCIII, UFC and 457             Monroe County Deferred Compensation  Contrafund, Equity-Income, Magellan, OTC
                               Plan                                 Portfolio, and Puritan
DCIII, UFC and 457             County of Union Deferred             Contrafund, Equity-Income, Growth & Income,
                               Compensation Plan                    Magellan, OTC Portfolio and Puritan
457                            Placer County Deferred Compensation  Magellan
                               Plan
457                            County of Rockland Deferred          Blue Chip Growth, Growth & Income,
                               Compensation Plan                    Contrafund, Magellan, and Puritan
457                            Jacksonville Electric Authority      Contrafund and Magellan
                               Deferred Compensation Plan

                 AMENDMENT NO. 7 TO THE PARTICIPATION AGREEMENT

                                     AMONG

                       FIDELITY DISTRIBUTORS CORPORATION,

                        HARTFORD LIFE INSURANCE COMPANY

                                      AND

                 HARTFORD SECURITIES DISTRIBUTION COMPANY, INC.

THIS AMENDMENT ("AMENDMENT") is made and entered into as of the December 31, 2008 between Hartford Life Insurance Company ("COMPANY"), and Hartford Securities Distribution Company, Inc. ("DISTRIBUTOR"), and Fidelity Distributors Corporation ("UNDERWRITER"), amending that certain Participation Agreement among the parties dated January 7, 1994, as amended on June 26, 1997, December 21, 1998, September 1, 2000, June 11, 2001, August 27, 2001 and April 22, 2003
("AGREEMENT").

WHEREAS, the parties desire to amend the Agreement to delete the existing Schedule A and replace it with a new Schedule A.

NOW, THEREFORE, the parties agree as follows:

1. Schedule A is hereby deleted in its entirety and replaced with a new Schedule A as follows:

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently those Separate Accounts are as follows:

401(K) MARKET

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4, 401

401(A), 403 AND 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, UFC, 403, UFC, Separate Account Two, Separate Account Eleven, Separate Account Fourteen

FUNDS

Fidelity Advisor Funds, as selected by Company, plus additional funds, if any, listed below.

In addition, based on the Company's representation and warranty that the deferred compensation retirement plan(s) named below ("Plan(s)") has (have) previously made the following Fidelity retail funds available as investment options through group variable annuity contract(s), shares of these Fidelity retail funds may be purchased only by the Company's Separate Account(s) named below, and only in a group variable annuity contract for the benefit of the Plan(s). No other investment in Fidelity retail funds by the Company is permitted hereunder.

HARTFORD SEPARATE ACCOUNTS                 PLANS                                FUNDS
----------------------------------------------------------------------------------------------------
DCIII, UFC and 457          San Joaquin Deferred Compensation    Contrafund, Equity-Income,
                            Plan                                 Magellan, OTC Portfolio, and
                                                                 Puritan
DCIII, UFC and 457          Monroe County Deferred Compensation  Contrafund, Equity-Income,
                            Fund                                 Magellan, OTC Portfolio, and
                                                                 Puritan
DCIII, UFC and 457          County of Union Deferred             Contrafund, Equity-Income, Growth &
                            Compensation Fund                    Income, Magellan, OTC Portfolio and
                                                                 Puritan
457                         Placer County Deferred Compensation  Magellan
                            Plan
457                         County of Rockland Deferred          Blue chip Growth, Growth & Income,
                            Compensation Plan                    Contrafund, Magellan, and Puritan
457                         Jacksonville Electric Authority      Contrafund and Magellan
                            Deferred Compensation Plan

2.  A new paragraph is added as Section 8.3 of the Agreement as follows:

     "8.3 At the end of the initial term of this Agreement, this Agreement may be automatically renewed for successive one year periods, unless otherwise effectively terminated under the terms of this Agreement."

3. This Amendment may be executed in counterparts, each of which shall be an original and both of which shall constitute one instrument.

4. The Agreement is all other respects remains unchanged and in full force and effect according to its terms.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this

Amendment effective as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY        FIDELITY DISTRIBUTORS CORPORATION

By:    /s/ Jamie Ohl                   By:    /s/ Bill Loehning
       ------------------------------         ------------------------------
Name:  Jamie Ohl                       Name:  Bill Loehning
Titel: Senior Vice President           Titel: Executive Vice President
Date:  5/15/09                         Date:  6/4/09

HARTFORD SECURITIES DISTRIBUTION
COMPANY, INC.

By:    /s/ Jamie Ohl
       ------------------------------
Name:  Jamie Ohl
Titel: Senior Vice President
Date:  5/15/09

                   AMENDMENT NO. 7 TO PARTICIPATION AGREEMENT
                                     AMONG
                       FIDELITY DISTRIBUTORS CORPORATION
                        HARTFORD LIFE INSURANCE COMPANY
                                      AND
                 HARTFORD SECURITIES DISTRIBUTION COMPANY, INC.

This AMENDMENT (this "Amendment") is entered into and effective as of the 13th day of May, 2010 by and among HARTFORD LIFE INSURANCE COMPANY (the "Company"), a Connecticut corporation, HARTFORD SECURITIES DISTRIBUTION COMPANY, INC. ("Distributor") and FIDELITY DISTRIBUTORS CORPORATION (the "Underwriter"), a Massachusetts corporation

WHEREAS, the Company, on its own behalf and on behalf of each Account and the Underwriter are parties to a Participation Agreement dated as of January 7th, 1994, and amended on June 26, 1997, December 21, 1998, September 1, 2000, June 11, 2001, August 27, 2001 and April 22, 2003 (the "Agreement");

WHEREAS, the parties wish to amend certain provisions of the Agreement as set forth herein; and

WHEREAS, capitalized terms used, but not defined, in this Amendment have the meanings assigned to such terms in the Agreement.

NOW THEREFORE, in consideration of the mutual promises, representations, and warranties made herein, covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1.  The first paragraph of Section 1.1 shall be replaced with the following:

1.1. The Underwriter agrees to make available shares of the Portfolios indefinitely for purchase at the applicable net asset value per share next computed in accordance with the then current prospectus for the applicable Fund after receipt by the applicable Fund of the order for purchase by the Company on behalf of the Accounts on those days on which the applicable Fund calculates its net asset value pursuant to rules of the SEC; provided that the Company qualifies for any sales load waiver described in the then current prospectus for such Portfolio. For purposes of Sections 1.1 and 1.2, the Company shall be the agent of the Funds for the limited purpose of accepting orders of purchase and redemption for shares of the Funds on behalf of the Accounts, and receipt by the Company shall therefore constitute receipt by the Fund of such orders for purposes of determining the net asset value at which such orders will be executed, so long as the requirements of the rest of this paragraph are met. Beginning within three months of the effective date of this Amendment, the Company agrees that orders for the purchase or redemption of shares of the Funds on behalf of the Accounts will be placed directly by the Company with the Funds or their transfer agent by electronic transmission. Company shall transmit orders directly to the Funds or their designee(s) by 6:00 a.m. Eastern Time of the calendar day next following the Business Day on which the Order was accepted by Company (provided again that the Company's orders shall reflect only orders it receives from owners of Contracts or participants under Contracts prior to 4:00 p.m. Eastern Time). The Funds will execute purchase and redemption orders at the net asset

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value determined as of the close of trading on the day of receipt of such orders by the Company, provided that such orders are received by the Funds by 6:00 a.m. Eastern Time of the calendar day next following the Business Day on which the Order was accepted by Company AND payment for such orders is received by the Funds no later than the close of the Fedwire system on the Business Day following the day on which purchase instructions are treated as having been received by the Funds. "Business Day" shall mean any day the New York Stock Exchange is open for trading. Payment for net purchases shall be federal funds transmitted by wire by the Company to a custodial account designated by the Funds. Likewise, orders for net redemptions of shares of the Funds will be wired from the Funds' custodial account to an account designated by the Company. Any wire redemption charges by the Funds, or their agents, will be waived. Upon receipt by a Fund of the federal funds so wired, for purposes of Section 2.7 such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

2.  Section 1.6 of the Agreement is hereby deleted in its entirety.

3. The reference to Section "1.6" in Section 1.7 is hereby replaced with reference to "1.1".

4. This Amendment may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

5. If any provision of this Amendment shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Amendment shall not be affected thereby.

IN WITNESS WHEREOF, the parties have hereto affixed their respective authorized signatures, intending that this Amendment be effective as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Jason Frain
       -----------------------------------
Name:  Jason Frain
Title: Assistant Vice President

HARTFORD SECURITIES DISTRIBUTION COMPANY, INC

By:    /s/ Jason Frain
       -----------------------------------
Name:  Jason Frain
Title: Assistant Vice President

FIDELITY DISTRIBUTORS CORPORATION

By:    /s/ Thomas J. Corra
       ---------------------------------------------
       Thomas J. Corra, Chief Administrative Office